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                                                                  EXHIBIT 32.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Quarterly Report on Form 10-Q of SEEC, Inc. (the "Company") for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on August 14, 2003 (the "Report"), the undersigned, in the capacities and dates listed below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 14, 2003                         /s/ RAVINDRA KOKA
                                -----------------------------------------------
                                                 Ravindra Koka
                                President, Chief Executive Officer and Director